SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 4, 2000
                                                         ---------------


            BOWLIN OUTDOOR ADVERTISING & TRAVEL CENTERS INCORPORATED
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          NEVADA                      001-13693                  85-0113644
----------------------------         -----------             -------------------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


150 Louisiana N.E., Albuquerque, New Mexico                        87108
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  (Address of principal executive offices)                       (Zip Code)


       Registrant's Telephone Number, Including Area Code (505) 266-5985
                                                          --------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

     On October 4, 2000, Bowlin Outdoor Advertising & Travel Centers Incorporated (the "Company"), issued a press release announcing that it had entered into a definitive agreement and plan of merger with Lamar Advertising Company ("Lamar"). The Agreement and Plan of Merger is filed as Exhibit 2.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS

EXHIBIT NO.    DESCRIPTION OF EXHIBIT
-----------    ----------------------
    2.1        Agreement  and  Plan  of  Merger,  by and  among  Bowlin  Outdoor
               Advertising  and Travel Centers Incorporated,  Lamar  Advertising
               Company, and Lamar Southwest Acquisition Corporation, dated as of
               October 3, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BOWLIN OUTDOOR ADVERTISING &
                                        TRAVEL CENTERS INORPORATED


Date: October 27, 2000                  By /s/ MICHAEL L. BOWLIN
                                           -------------------------------------
                                           Michael L. Bowlin
                                           President and Chief Executive Officer